                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          COMTREX SYSTEMS CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           COMTREX SYSTEMS CORPORATION
                               102 EXECUTIVE DRIVE
                          MOORESTOWN, NEW JERSEY 08057
                  ---------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 12, 1999
                  ---------------------------------------------

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders (the "Annual Meeting") of Comtrex Systems Corporation, a Delaware corporation (the "Company"), will be held at the Radisson Hotel (formerly the Clarion Hotel), Route 73, Mount Laurel, New Jersey, at 2:00 P.M., local time, on Thursday, August 12, 1999, for the following purposes:

                  (1) To elect 7 directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify;

                  (2) To consider and act upon a proposal to adopt the Company's 1999 Stock Option Plan;

                  (3) To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001, from 5,000,000 to 10,000,000; and

                  (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Proxy Statement accompanying this Notice provides detailed information concerning matters to be considered and acted upon at the Annual Meeting. Please read it carefully.

         The Board of Directors of the Company unanimously recommends that the Shareholders vote in favor of the proposal for the election of directors, for the adoption of the 1999 Stock Option Plan and for the proposed amendment to the Company's Certificate of Incorporation.

         The Board of Directors has fixed the close of business on July 1, 1999 as the record date for determining those shareholders who will be entitled to notice of and to vote at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1999 is enclosed with this Notice.

                                          By Order of the Board of Directors,


                                          ANTHONY S. MALADRA
                                          Secretary

Moorestown, New Jersey
July 15, 1999

                           COMTREX SYSTEMS CORPORATION
                               102 Executive Drive
                        Moorestown, New Jersey 08057-4224

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 12, 1999


         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Comtrex Systems Corporation, a Delaware corporation ("Comtrex" or the "Company"), for the Annual Meeting of Shareholders of Comtrex (the "Annual Meeting") to be held at 2:00 P.M. on Thursday, August 12, 1999, at the Radisson Hotel (formerly the Clarion Hotel), Route 73, Mount Laurel, New Jersey, and any adjournments or postponements of such meeting. These proxy materials were first mailed to shareholders on or about July 15, 1999. The address of the principal executive office of Comtrex is 102 Executive Drive, Moorestown, New Jersey 08057-4224.


                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized below:

         (l) To elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify;

         (2) To approve the adoption of the Comtrex Systems Corporation 1999 Stock Option Plan;

         (3) To authorize an amendment (the "Charter Amendment") to the Company's Certificate of Incorporation to increase the number of authorized shares of Company common stock, par value $.001 per share, from 5,000,000 to 10,000,000; and

         (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                   COMMON STOCK AND PRINCIPAL HOLDERS THEREOF

         Shares of the common stock, par value $.001 per share (the "Common Stock"), of Comtrex, represented by proxies in the accompanying form which are properly executed and returned to Comtrex before the Annual Meeting, will be voted at the meeting in accordance with the shareholders' instructions contained in such proxies. In the absence of contrary instructions, shares represented by such proxies will be voted for the election of the nominees listed herein to serve as directors of the Company; for the adoption of the 1999 Stock Option Plan; for the proposed amendment of the Company's Certificate of Incorporation; and in the discretion of the proxy holders on such other matters as may properly come before the Annual Meeting.

         Any shareholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked by a shareholder, if it has not been exercised, by filing with the Secretary of the Company a written notice of such revocation, by a later dated proxy delivered to the Secretary of the Company at any time prior to the voting of the shares represented by such proxy, by oral revocation given by a shareholder in person at the Annual Meeting or any adjournment thereof prior to the exercise of such proxy, or by the shareholder voting the shares represented by the proxy by written ballot at the Annual Meeting or any adjournment thereof.

         The close of business on July 1, 1999 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the Record Date are entitled to vote at the Annual Meeting, and the holders of record thereof will have one vote for each share so held on the matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting. Abstentions are counted in the tabulations of the votes cast on proposals presented to stockholders and have the same effect as negative votes. Broker non-votes are not counted for purposes of determining the election of directors or whether a proposal has been approved.

         As of the close of business on July 1, 1999, there were 3,749,072 outstanding shares of Common Stock. The following table lists the shareholders known to the Company to be beneficial owners of more than five percent (5%) of the Common Stock as of July 1, 1999:

Name and                   Number of                   Approximate
Address                    Shares Owned(1)(2)          Percentage Owned
-------                    ------------------          ----------------

Irene Maladra,                  543,447(3)                  14.5%
individually and as
Trustee of the Anthony
Maladra Residuary Trust
c/o Comtrex Systems
  Corporation
102 Executive Drive
Moorestown, NJ 08057

Jeffrey C. Rice                 416,200(4)                  11.0%
c/o Comtrex Systems
Corporation
102 Executive Drive
Moorestown, NJ  08057

Name and                           Number of                    Approximate
Address                            Shares Owned(1)(2)           Percentage Owned
-------                            ------------------           ----------------

Norman and Shirley Roberts            300,000(5)                      7.4%
c/o Comtrex Systems
Corporation LTD
2 Gatwick Metro Centre
Balcombe Road
Horley, Surrey RH6 9GA

Steven D. Roberts                     402,000(6)                     10.7%
c/o Comtrex Systems
Corporation LTD
2 Gatwick Metro Centre
Balcombe Road
Horley, Surrey RH6 9GA

------------------------

         (1) Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

         (2) Cede & Co., nominee for The Depository Trust Company, has informed the Company that as of the close of business on June 21, 1999 it held 2,397,763 shares (64%) of the Common Stock of the Company. The Depository Trust Company acts as central depository or "clearing house" for certificates of the shares of numerous corporations held for the account of banks and brokerage houses. The amount of shares held by Cede & Co. changes daily.

         (3) Anthony Maladra, an individual owning in excess of five percent (5%) of the capital stock of the Company, died on May 6, 1990. Pursuant to the terms and provisions of Anthony Maladra's Last Will and Testament, the shares of the capital stock of the Company owned by the deceased have been distributed to the Anthony Maladra Residuary Trust (the "Trust"). Irene Maladra is a co-trustee and the lifetime beneficiary of the Trust, and in such capacity she is deemed to be the beneficial owner of the shares of the capital stock of the Company held by the Trust.

         (4) Includes 10,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on July 1, 1994, stock options pertaining to 2,000 shares became exercisable on July 1, 1995, stock options pertaining to 2,000 shares became exercisable on July 1, 1996, stock options pertaining to the remaining 2,000 shares became exercisable on July 1, 1997, and stock options pertaining to 2,000 shares became exercisable on August 1, 1998. Also includes 30,000 shares subject to stock options granted pursuant to the 1995 Incentive Stock Option Plan, which became exercisable on July 28, 1997.

         (5) Includes 300,000 shares issuable pursuant to the conversion terms of a certain Subordinated Convertible Debenture, dated October 2, 1997, issued by the Company to Norman and Shirley Roberts in connection with the acquisition by the Company of all of the outstanding capital stock of Data Systems Terminals Limited, a corporation formed and existing under the laws of England.

         (6) Includes 2,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1998.



                  CERTAIN INFORMATION WITH RESPECT TO DIRECTORS
                             AND EXECUTIVE OFFICERS

Election of Directors.

         The Board of Directors currently consists of seven (7) directors, all of whom are to be elected at the 1999 Annual Meeting to serve until the 2000 Annual Meeting. Management's nominees for election as directors are listed below. The proxy holders intend to vote all proxies received by them in the accompanying form for such nominees unless otherwise directed. In the unanticipated event that any nominee is unable or unwilling to accept the nomination or to serve as a director at the time of the 1999 Annual Meeting, the proxies will be voted for the remaining nominees and for a substitute nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, management is not aware of any nominee who is unable or unwilling to serve as a director.

                                            Director of
                                            Comtrex
         Name                               Since                      Age
         ----                               -----                      ---

         Sidney Dworkin                     1982                       78
         Larry Irwin                        1992                       51
         Nathan I. Lipson                   1996                       72
         Anthony S. Maladra                 1992                       34
         Jeffrey C. Rice                    1989                       49
         Steven D. Roberts                  1997                       37
         Alan G. Schwartz                   1982                       67


Biographies of Directors and Nominees.

SIDNEY DWORKIN is currently Chairman of the Board of Advanced Modular Systems, Inc. He is also a Director of CCA Industries, Inc., Paragon Mortgage Company, Marbledge Group, Inc., Northern Technologies International, Consolidated Health Care, Inc., Viragen, Inc., Q.E.P. Inc., and Interactive Technologies, Inc. Mr. Dworkin has been Chairman of the Board of the Company since 1990.

LARRY IRWIN has been Chairman of Worldscape, Inc. since founding the company in 1987. Worldscape is a private company which provides commercial landscaping services. Prior to founding Worldscape, Mr. Irwin owned and operated a similar business for more than fifteen years. Mr. Irwin is also President and owner of NPC Systems Inc., a private company which provides consulting and installation services for computer systems and local-area-networks.

NATHAN I. LIPSON is currently a Director of HALIS, L.L.C., an Atlanta, Georgia based company, which is a provider of computerized information systems and networking services. Mr. Lipson is a private investor in various other companies. He has had ownership and management interests in companies in the food service industry, including Squirrel Companies, Inc. prior to its acquisition in March of 1992 by Sulcus Hospitality Technologies Corp., and in the carpet industry.

ANTHONY S. MALADRA has been a principal of AM Transportation, a New Jersey based company engaged in freight and transportation services, since 1985. From November of 1990 to August of 1995, he served as Treasurer of Comtrex Systems and has served as Secretary since August of 1995. Mr. Maladra had been a full time employee of Comtrex Systems from 1986 to August of 1996, and served in various capacities, including Director of Operations, purchasing agent and manufacturing supervisor.

JEFFREY C. RICE has been President, Chief Executive Officer and a Director of the Company since February 1, 1989. From May of 1985 through January 1989 he was a Director of American Business Computers Corporation, and served as its President and Chief Executive Officer from May 1, 1985 through April 30, 1986 and as President of a wholly owned subsidiary, ABC/SEBRN TechCorp, from November 1986 through January 1989. American Business Computers is a public company which sells computerized equipment and systems to the food service industry. From 1977 through January 1985, Mr. Rice served as Director, President and Chief Executive Officer of MICROS Systems, Inc., a public corporation which supplies POS systems to the hospitality industry.

STEVEN D. ROBERTS has been Managing Director of Comtrex Systems Corporation LTD. (formerly known as Data Systems Terminals Limited ("DSTL")), the Company's wholly-owned U.K. subsidiary, since its acquisition in October of 1997, and has served on the Company's Board of Directors since November of 1997. He had served as Managing Director of DSTL since 1990, and has been an employee of DSTL since 1984. From 1985 to 1987, Mr. Roberts served as President of Electronic Cash Registers, Inc. ("ECR") in Cincinnati, Ohio. ECR was a wholly-owned subsidiary of DSTL, engaged in the distribution of point-of-sale systems for dry cleaning establishments in the United States.

ALAN G. SCHWARTZ has been Chairman of the Board and CEO of Tennis Corporation of America, which builds, owns and operates commercial recreational facilities, and a partner in Gifford Investment Company, a partnership which invests in real estate, for more than the past five years. He is currently a Director of Firstar Illinois Bank Corporation.

Cumulative Voting Rights.

         The Company's By-laws provide that directors shall be elected by a plurality of the votes cast. There is no provision for cumulative voting under the Company's Certificate of Incorporation or By-laws.

Board of Directors' Meetings and Committees.

         During the fiscal year ended March 31, 1999, five (5) meetings of the Board of Directors were held. In such year, all of the incumbent directors attended at least seventy-five percent (75%) of the aggregate of all meetings of the Board of Directors and the committees on which they served held during the year.

         The following is a brief description of the functions of the committees of the Board of Directors and the identity of their members:

         Executive Committee. The Board of Directors has designated an Executive Committee of the Board, comprised of three (3) directors. The Executive Committee's current members are Sidney Dworkin, Jeffrey C. Rice, and Alan G. Schwartz. The Executive Committee met in separate session six (6) times during the fiscal year ended March 31, 1999. The Executive Committee meets regularly between meetings of the Company's Board of Directors and reviews the Company's business activities in relation to the Company's business plan.

         Audit Committee. The Board of Directors has also designated an Audit Committee of the Board, comprised of two (2) directors. The Audit Committee's current members are Nathan Lipson and Sidney Dworkin. The Audit Committee met in separate session one (1) time during the fiscal year ended March 31, 1999. The Audit Committee meets with the Company's independent accounting firm to review the Company's internal policies, procedures, and controls.

         The Company does not have a standing nominating committee or compensation committee of the Board of Directors.

Executive Officers of the Company.
----------------------------------

Name                                Age              Position
----                                ---              --------

Jeffrey C. Rice                     49               President and Chief Executive Officer
Steven D. Roberts                   37               Managing Director, Comtrex U.K.
Brian C. Moseley                    52               Vice President of Engineering
Lisa J. Mudrick                     37               Treasurer and Chief Financial Officer

JEFFREY C. RICE For Mr. Rice's biographical information, please refer to the discussion regarding nominees for election as directors in "Election of Directors" above.

STEVEN D. ROBERTS For biographical information on Mr. Roberts, please refer to the discussion regarding nominees for election as directors in "Election of Directors" above.

BRIAN C. MOSELEY was promoted to Vice President of Engineering of the Company in August of 1997. Mr. Moseley has been an employee of the Company since 1985, and has been actively involved in both hardware and software design, in addition to project management. Prior to his association with Comtrex, he worked as a Project Engineer for Management Information Concepts. Mr. Moseley is a graduate of Old Dominion University.

LISA J. MUDRICK has been Vice President of Finance and Administration of the Company since February of 1994 and Treasurer since August of 1995. Ms. Mudrick has been a full-time employee of the Company since September of 1989 and served as Controller and Chief Accounting Officer until her appointment as Chief Financial Officer in 1994, and as corporate Secretary from 1990 to August of 1995. From 1986 to 1989, Ms. Mudrick was General Accounting Supervisor of Avant-Garde Computing, Inc., a public company which designs and sells systems to provide for secure, computer network communications for the financial and brokerage communities. Prior to her association with Avant-Garde, she held a position of cost accountant with Sybron Chemicals from 1985 to 1986. Ms. Mudrick is a graduate of the University of Dayton, with a Bachelor of Science degree in Business Administration.

Security Ownership of Management.

         The following table sets forth the beneficial ownership of Common Stock of Comtrex as of July 1, 1999 by each director and nominee, the Company's Chief Executive Officer, and all directors, nominees and the Company's executive officers as a group.

                            Number of                     Approximate
Name                        Shares Owned(1)               Percentage Owned
----                        ---------------               ----------------

SIDNEY DWORKIN                 36,300(2)                          1.0%

LARRY IRWIN                    27,800(2)                          0.7%

NATHAN I. LIPSON               64,000(3)(4)                       1.7%

ANTHONY S. MALADRA             14,900(2)                          0.4%

JEFFREY C. RICE               416,200(2)(5)                      11.0%

STEVEN D. ROBERTS             402,000(6)                         10.7%

ALAN G. SCHWARTZ              139,941(2)                          3.7%


ALL EXECUTIVE OFFICERS,
DIRECTORS AND NOMINEES
AS A GROUP (9 people)        1,165,141(7)                        30.0%
-------------------

         (1) Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

         (2) Includes 10,000 shares subject to stock options granted pursuant to the 1992 NonQualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on July 1, 1994, stock options pertaining to 2,000 shares became exercisable on July 1, 1995, stock options pertaining to 2,000 shares became exercisable on July 1, 1996, stock options pertaining to the remaining 2,000 shares became exercisable on July 1, 1997, and stock options pertaining to the remaining 2,000 shares became exercisable on August 1, 1998. None of such options had been exercised as of the date hereof.

         (3) Includes 4,000 shares subject to stock options granted pursuant to the 1992 NonQualified Stock Option Plan, stock options pertaining to 2000 shares became exercisable on July 1, 1997, and stock options pertaining to 2000 shares became exercisable on August 1, 1998. None of such options had been exercised as of the date hereof.

         (4) Includes 20,000 shares subject to options granted pursuant to the 1992 Non-Qualified Stock Option Plan, all of which have been exercisable since April 16, 1996. None of such options had been exercised as of the date hereof.

         (5) Includes 30,000 shares subject to options granted pursuant to the 1995 Incentive Stock Option Plan, which became exercisable on July 28, 1997. None of such options had been exercised as of the date hereof.

         (6) Includes 2,000 shares subject to stock options granted pursuant to the 1992 NonQualified Stock Option Plan which became exercisable on August 1, 1998. None of such options had been exercised as of the date hereof.

         (7) Includes (a) a total of 76,000 shares subject to options granted pursuant to the provisions of the 1992 Non-Qualified Stock Option Plan, as detailed in footnotes 2, 3, 4 and 6 above, (b) a total of 39,500 shares owned by all other executive officers of the Company who are not directors, (c) a total of 5,000 shares subject to incentive stock options granted to all other executive officers of the Company who are not directors under the Amended and Restated 1985 Incentive Stock Option Plan, which options became exercisable on February 20, 1995, (d) a total of 19,500 shares subject to incentive stock options, granted to all other executive officers of the Company who are not directors, under the 1995 Incentive Stock Option Plan, which shares became exercisable between March 29, 1996 and August 13, 1996, and (e) a total of 30,000 shares subject to options granted under the 1995 Incentive Stock Option Plan, as detailed in footnote 5 above. None of the options described in this footnote had been exercised as of the date hereof. The number of shares indicated as owned by executive officers and directors as a group does not reflect options which are not exercisable within sixty (60) days after the date hereof.

Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("Nasdaq"). Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the

Company believes that during the period from March 31, 1998 through March 31, 1999 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with in a timely manner.

Executive Compensation.

Cash Remuneration of Executive Officers.

         The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer for the fiscal years ended March 31, 1999, 1998 and 1997.

                                            SUMMARY COMPENSATION TABLE

                       Annual                   Long Term Compensation
                   Compensation                          Award
                   ------------                 -----------------------------
(a)                 (b)         (c)             (d)               (e)
Name                                            Securities        All
and                                             Underlying        Other
Principal                                       Options           Compen-
Position       Year      Salary                 Granted           sation
-------------------------------------------     -----------------------------

Jeffrey        1999      $143,000                 2,000            $2,680(1)
C. Rice,       1998      $143,000                32,000            $2,658(2)
Chief          1997      $141,000                 2,000            $2,616(3)
Executive
Officer
-------------------------------------------


         (1) Consists of premium payments made by the Company on term life insurance policy and $2,142 of Company matching funds, at a rate of 25% of the employee's contribution under the Company 401(k) plan.

         (2) Consists of premium payments made by the Company on term life insurance policy and $2,120 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company 401(k) plan.

         (3) Consists of premium payments made by the Company on term life insurance policy and $2,115 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company 401(k) plan.

Stock Options Granted.

         The following table provides information concerning stock options granted to the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 1999.

                                         OPTION GRANTS IN LAST FISCAL YEAR

(a)               (b)                  (c)                  (d)                  (e)

                  No. of            % of Total
                  Securities        Options
                  Underlying        Granted to
                  Options           Employees           Exercise or Base
Name              Granted           in Fiscal Year         Price($/Sh)           Expiration Date
----              -------           --------------         -----------           ---------------
Jeffrey            2,000                 50%                  $1.00                July 31, 2003
C. Rice


Option Exercises and Holdings

         The following table sets forth certain information regarding the exercise of options by the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 1999 and stock options held by the Company's Chief Executive Officer as of March 31, 1999.

                 AGGREGATED OPTION EXERCISE IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


(a)               (b)                       (c)                   (d)                            (e)
                                                                                        Value of
                                                              Number of                 Unexercised
                                                              Unexercised Options       In-The-Money Options
                                                              at FY-End (#)             at FY-End ($)
                   Shares Acquired          Value             Exercisable/              Exercisable/
Name               on Exercise(#)           Realized ($)      Unexercisable             Unexercisable
----              ---------------           ------------      --------------------      -------------
Jeffrey C.            2,000                 $740.00               40,000/0              $28,160.00
Rice


Compensation of Directors.

         Outside directors who are not members of the Executive Committee receive $750 per Board of Directors' meeting attended and are reimbursed for their out-of-pocket expenses incurred in connection with their performance as members of the Board of Directors. Members of the Executive Committee receive a yearly fee of $5,000, in addition to any other fees received as a member of the Board of Directors. The Chairman of the Board, who is also a member of the Executive Committee, receives a yearly fee of $5,000, in addition to any other fees he receives as a member of the Board of Directors. Members of the Board who are executive officers of the Company receive no additional cash compensation for serving as directors of the Company.

         Pursuant to the Company's 1992 Non-Qualified Stock Option Plan (the "1992 Non-Qualified Plan"), each director receives annually (on July 1 of each year) a non-discretionary grant of options to purchase 2,000 shares of Common Stock at an exercise price equal to the lowest reported bid price for a share of the Common Stock during the four-week period immediately preceding the date of the grant. Such options are exercisable in full one (1) year after the date of grant and expire on the earliest to occur of (a) five (5) years following the date of grant, (b) three (3) months following the individual's ceasing to be a director of the Company, (c) twelve (12) months following termination of service due to disability or death, or (d) thirty (30) days following the optionee's receipt of written notice of the proposed dissolution or liquidation of the Company. The exercise price may be paid in cash or shares of the Common Stock.

         Under the 1999 Stock Option Plan, if approved by the shareholders as discussed hereinafter, the directors would continue to receive annual non-discretionary option grants. The annual non-discretionary award of options to directors under the 1992 Non-Qualified Plan would cease upon approval of the 1999 Stock Option Plan, since the 1992 Non-Qualified Plan would automatically terminate upon the approval of the 1999 Stock Option Plan.

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has proposed an amendment to the Company's Certificate of Incorporation (the "Amendment") and directed that the Amendment be submitted to the shareholders for approval. The Amendment would increase the number of authorized shares of the Common Stock from 5,000,000 to 10,000,000.

         The full text of the proposed resolution and Amendment is as follows:

                  "RESOLVED, that Article Fourth of the Certificate of Incorporation of the Company be amended and restated to read in its entirety as follows:

                  'FOURTH: The total number of shares of all classes of stock that the Corporation is authorized to issue is ELEVEN MILLION (11,000,000) shares, consisting of ten million (10,000,000) shares of Common Stock, par value $.001 per share, and one million (1,000,000) shares of Preferred Stock, par value $1.00 per share. The designations, preferences, privileges and voting powers of the shares of each class and the restrictions and qualifications shall be the same in all respects as though shares of one class, except as follows:

                           (a) Shares of the Preferred Stock may be issued from
                  time-to-time in one or more series, each of such series to have such powers, designations, preferences and relative participating or optional or other special rights and such qualifications, limitations or restrictions thereon, as expressly provided herein, or to the extent provided by law, or in a resolution or resolutions providing for the issuance of such series, adopted by the board of directors, which is hereby vested with such authority in respect thereof. Without limiting the generality of the foregoing, the board of directors is hereby expressly empowered to provide for the issuance of shares of Preferred Stock at any time and from time-to-time in one or more series, and to fix as to each such shares, by resolutions providing for the issuance of such series:

                                    (i) the number of shares to constitute such
                           series, and the designation thereof;

                                    (ii) the voting power of each share of such
                           series, if any, and without limitation, the vote or fraction of vote to which each such share may be entitled, the events upon the occurrences of which such shares may be entitled to vote, and including any and all restrictions or eliminations entirely of the right of such shares to vote;

                                    (iii) the rate of dividend, if any, and the
                           extent of further participation in dividend distribution, if any, and whether dividends shall be cumulative or non-cumulative;

                                    (iv) whether or not such series shall be
                           redeemable, and if so, the terms and conditions upon which shares shall be redeemable;

                                    (v) the extent, if any, to which such series
                           shall have the benefit of any sinking fund provision for the redemption or purchase of shares;

                                    (vi) the rights, if any, of such series, in
                           the event of dissolution of the Corporation, or upon any distribution of the assets of the Corporation;

                                    (vii) whether or not the shares of such
                           series shall be convertible, and if so, the terms and conditions of which shares of such series shall be convertible; and

                                    (viii) such other powers, designations,
                           preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereon as to the extent permitted by law.

                           (b) Except as otherwise provided by law, the board of
                  directors shall have full authority to issue at any time and from time-to-time shares of Common Stock or shares of Preferred Stock in any manner and amount and for such consideration as it in its absolute discretion shall determine.' "

         On July 1, 1999, there were 3,749,072 shares of Common Stock issued and outstanding and no shares of the Preferred Stock issued and outstanding. The number of outstanding shares of the Common Stock does not include 598,450 shares reserved for issuance under outstanding options and warrants to purchase shares of Common Stock and debentures convertible into shares of Common Stock. As of such date, therefore, there were 652,478 shares of authorized Common Stock not reserved for such purposes and available for issuance. Holders of Common Stock have no preemptive rights to acquire additional issuances of shares of Common Stock.

         The Board of Directors of the Company has deemed it advisable and in the best interests of the Company to amend Article Four of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 5,000,000 to 10,000,000. The purpose of such increase is to place the Company in a position where it will continue to have a sufficient number of shares of authorized and unissued Common Stock which can be issued for or in connection with such corporate purposes as may, from time to time, be considered advisable by the Board of Directors. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special shareholders' meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company, (b) the payment of stock dividends or issuance pursuant to stock splits, (c) the issuance of Common Stock upon exercise of options granted under the Company's various stock option plans or in connection with other employee benefit plans, (d) the issuance of Common Stock upon the exercise of warrants or the conversion of other securities convertible into Common Stock which may be outstanding from time to time, and (e) issuance in connection with an offering to raise capital for the Company.

         The authorized shares of Common Stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company's shareholders, except as may be required by the Certificate of Incorporation and applicable laws and regulations. The potential future issuance of shares of Common Stock by the Company, as authorized by the Amendment, may adversely affect the rights and interests of the shareholders of the Company. The shareholders of the Company may experience substantial voting dilution upon the issuance of the shares of Company Common Stock authorized by the Amendment.

         The Amendment, if adopted, may have the result of making it more difficult for any person or group of persons, other than the current principal shareholders and management, to acquire control of the Company by expanding the ability of the Company to issue shares and thereby dilute the voting power of any person or group that might accumulate shares in order to attempt to effect a change in control. Although the Amendment might have such effect, the Amendment has been proposed by the Board of Directors for the reasons set forth above and not for anti-takeover reasons. The Company is not aware of any present effort to accumulate shares of Common Stock or to attempt to change control of the Company.

          The Company has no present plans to issue additional shares of Common Stock, either to the current principal shareholders, the directors, the executive officers or any other person or entity, except under the Company's stock option plans or pursuant to the conversion or exercise of outstanding warrants and debentures. However, the Company is from time to time engaged in discussions relating to potential acquisitions, some of which could result in agreements requiring the issuance of certain of the additional shares of Common Stock to be authorized.

         If approved by the shareholders as hereinafter provided, the Amendment will become effective upon the filing of articles of amendment relating thereto with the Secretary of State of Delaware, which will occur as soon as reasonably practicable following such approval. The approval of the Amendment requires a majority of the votes entitled to be cast on the Amendment by the holders of Common Stock. Each outstanding share of Common Stock is entitled to one vote. Consequently, any shares not voted on the Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Amendment.

         The Board of Directors unanimously recommends a vote "FOR" approval of the Amendment.

                     APPROVAL OF THE 1999 STOCK OPTION PLAN

         The Board of Directors has adopted the Company's 1999 Stock Option Plan (the "1999 Plan") and directed that the 1999 Plan be submitted to the shareholders for approval. The 1999 Plan will become effective only if the shareholders approve the 1999 Plan at the 1999 Annual Meeting. A copy of the 1999 Plan is attached as Exhibit A to this Proxy Statement and the following description of the 1999 Plan is qualified in its entirety by reference to Exhibit A.

         As of July 1, 1999, approximately 202,000 additional shares remain available for future awards under the Company's existing stock option plans, plus any shares underlying any of the 178,450 outstanding options, which terminate, expire or are surrendered without being exercised in full, and thereupon become available for grant. The purpose of the 1999 Plan is to provide additional incentive to certain valued and trusted directors and employees of the Company and its subsidiaries or other affiliates, and other persons responsible for making significant contributions to the Company's business, by encouraging them to acquire shares of Common Stock of the Company through options to purchase Common Stock granted pursuant to the 1999 Plan, thereby increasing such key individuals' proprietary interest in the Company and providing them with an increased personal interest in the continued success and progress of the Company, the result of which will promote both the interests of the Company and its shareholders. If the 1999 Plan is approved, the existing stock option plans (other than the 1992 Non-Qualified Plan) will remain in effect for future awards. The 1992 Non-Qualified Plan would be terminated as to future grants available thereunder, 58,000 additional shares at the present time.

         The following is a brief summary of certain significant provisions of the 1999 Plan:

                  1. Maximum Number of Shares Authorized for Issuance. The 1999 Plan provides for the granting of options to purchase up to 200,000 shares of the Common Stock. The number and kind of shares subject to the 1999 Plan would be appropriately adjusted in the event of any change in the capital structure of the Company. Both incentive stock options and non-qualified stock options may be granted under the 1999 Plan. Shareholders have no preemptive rights with regard to shares allotted to the 1999 Plan.

                  2. Administration. The Plan is administered by the Stock Option Committee which is appointed by the Company's Board of Directors and is to consist of not less than two (2) Directors of the Company who are not then employees of the Company. The current members of the Stock Option Committee are Sidney Dworkin and Alan Schwartz. The Stock Option Committee interprets the 1999 Plan and has discretion to select participants, establish the manner in which options are granted and exercised, cancel and modify options in certain situations and otherwise prescribe all of the terms and provisions of options granted under the 1999 Plan. Any authority granted to the Stock Option Committee under the 1999 Plan may also be exercised by the Company's Board of Directors.

                  3. Participants. Eligible participants in the Plan include the Company's directors who are also employees of the Company or its Affiliates (as such term is defined hereinafter), presently two (2) individuals, and all other employees of the Company or its Affiliates, presently fifty-nine (59) additional individuals, in the case of incentive stock options, and, in the case of non-qualified stock options, also include the Company's directors who are not employees of the Company (presently five (5) individuals) and other individuals who provide services to, or otherwise have a relationship with, the Company or its Affiliates. Optionees are to be selected on the basis of demonstrated ability to contribute substantially to the success of the Company. The term "Affiliates" means any "parent" or "subsidiary" corporation of the Company, as each such term is defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

                  4. Option Grants. The Stock Option Committee has the authority to authorize the grant of options ("Discretionary Grants") pursuant to the 1999 Plan to one or more persons (other than directors of the Company who are not also full-time employees of the Company or any of its Affiliates) eligible to participate in the 1999 Plan.

                  Each individual who is a member of the Company's Board of Directors on July 1 of each year, commencing on July 1, 2000, will automatically be granted an option ("Fixed Grants") to acquire 2,000 shares of the Company's Common Stock at an exercise price equal to the lowest reported bid price for the Common Stock during the four (4) week period immediately preceding the date of such grant.

                  5. Amendments to the 1999 Plan. The Board of Directors is able to amend the Plan without further approval by the shareholders of the Company, except insofar as such approval is required by law, or the Code in the case of incentive stock options.

                  6. Term of Options. No options can be granted under the 1999 Plan later than June 30, 2009. Incentive stock options can have a maximum exercise period of ten (10) years (five (5) years for optionees who own more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Affiliates). Non-qualified stock options can have a maximum exercise period of five (5) years from the date of grant. Within these maximum exercise periods, the 1999 Plan permits the Stock Option Committee to establish, in its discretion, the time period within which any individual option can be exercised. In its discretion, the Stock Option Committee can accelerate the vesting of options held by employees who are retiring from the Company.

                  The 1999 Plan provides that, upon (a) termination of employment of an optionee for a cause other than death or disability, the employee's right to exercise any option granted under the 1999 Plan will terminate within three (3) months following cessation of employment or, (b) in the case of a director, if the director ceases to be a director of the Company (other than as a result of death or disability), the director's right to exercise any option granted under the 1999 Plan will terminate within three (3) months following the date on which the director ceases to serve as a director of the Company. In the event of termination of employment or service as a director due to death or disability, the same provisions apply except that the period of time for exercise is one (1) year.

                  7. Transferability. Options granted under the 1999 Plan are not transferable except in the event of death.

                  8. Exercise Price. The exercise price per share for each non-qualified stock option granted under the 1999 Plan cannot be less than the lowest reported bid price for the Common Stock during the four (4) week period immediately preceding the date the option is granted. The exercise price per share for each incentive stock option granted under the 1999 Plan cannot be less than the fair market value of a share of the Common Stock on the date of grant, except in the case of optionees who own more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation or corporations, in which case the exercise price cannot be less than one hundred ten percent (110%) of the fair market value of a share of the Common Stock on the date of grant. Fair market value will be determined by rules prescribed by the Code and regulations promulgated thereunder.

                  The aggregate fair market value (determined as of the time such option is granted) of the Common Stock for which any employee may have incentive stock options which become exercisable for the first time in any calendar year may not exceed $100,000.

                  9. Payment of Exercise Price. The entire option price must be paid at the time the option is exercised, by certified or official bank check, or such other equivalent as may be acceptable to the Company.

                  10. Use of Proceeds. Proceeds received from optioned shares will be used for general corporate purposes.

                  11. Federal Income Tax Matters. The Company believes that under currently applicable provisions of the Code, an optionee will not be deemed to receive any income for Federal tax purposes upon the grant of an option under the 1999 Plan, nor will the Company be entitled to a tax deduction at that time because the incentive stock options are so treated under the Code and the non-qualified stock options will not have a "readily ascertainable fair market value" at the time of grant. However, upon the exercise of an option, the tax consequences are as follows:

                           (a) Upon the exercise of a non-qualified stock
                  option, the optionee will have ordinary income in an amount equal to the excess of the value of the shares on the exercise date over the exercise price. The Company will be allowed an income tax deduction at that time in the same amount.

                           (b) Upon the exercise of an incentive stock option,
                  there is no income recognized by the optionee at the time of exercise. If the stock is held at least one (1) year following the date of transfer of the stock to him and at least two (2) years from the date of grant of the option, the optionee will realize a long-term capital gain or loss upon a sale of the underlying stock, measured by the difference between the option exercise price and the sale price. If either of these holding period requirements is not satisfied, and thus a "disqualifying disposition" has occurred, ordinary income tax treatment will apply to the difference between the option exercise price and the fair market value of the stock on the date of exercise of the option. If the actual gain on the disposition exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares were actually held. No income tax deduction will be allowed to the Company with respect to shares purchased by an optionee upon the exercise of an incentive stock option, if such shares are held for the required periods as described above. If a disqualifying disposition occurs, the Company will be allowed an income tax deduction equal to the amount of ordinary income recognized by the optionee upon the disposition. If the amount which the optionee realizes on the disqualifying disposition would result in a loss if the rules regarding disqualifying dispositions applied, the amount of ordinary income which the optionee would recognize (and the amount of the Company's deduction) is limited to the excess of the amount realized on the sale over the basis of such stock.

                  Each optionee should consult his or her tax advisor as to alternative minimum tax consequences or other specific tax issues created with respect to the options as they may apply to his or her particular situation.

                  12. Expiration and Termination of the 1999 Plan. The 1999 Plan may be abandoned or terminated at any time by the Board of Directors except with respect to any option then outstanding under the 1999 Plan. No options may be granted pursuant to the 1999 Plan after its termination date of June 30, 2009.

         The Board of Directors of the Company believes that a stock option plan is of substantial value in creating additional incentive for key individuals to promote the success of the Company by increasing their proprietary interest in the Company, encouraging key individuals to remain in the Company's employ, and assisting in the recruitment of personnel of outstanding ability. In light of the Company's efforts to strengthen its position in the marketplace, the ability to attract, motivate and retain highly qualified employees and consultants is of particular importance to the Company.

         The closing price of a share of the Common Stock as reported on the NASDAQ Small Cap Market for June 24, 1999 was $0.875.

         A majority of the affirmative votes cast by the holders of record of the shares of Common Stock, represented in person or by proxy at the 1999 Annual Meeting where a quorum is present, is required to approve the 1999 Plan. A majority of the votes entitled to be cast on the matter constitutes a quorum. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but as not voted. Shares as to which a broker indicates it lacks authority to vote on adoption of the 1999 Plan will be considered not present for purposes of determining the existence of a quorum and will not be voted for or against the adoption of the 1999 Plan.

         The Board of Directors recommends a vote "FOR" approval of the 1999
Plan.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors, by resolution, has selected Drucker, Math & Whitman, P.C., independent certified public accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 31, 2000. It is anticipated that representatives of Drucker, Math & Whitman, P.C. will be present at the meeting to respond to appropriate questions and, if they desire, to make a statement.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be considered at the 2000 Annual Meeting of Stockholders must be received at the principal executive offices of the Company no later than March 17, 2000. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

         In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of proxies solicited by the Board of Directors in connection with the 2000 Annual Meeting of Shareholders may vote such proxies in their discretion on certain matters as more fully described in such rule, including without limitation on any matter coming before the meeting as to which the Corporation does not have notice on or before June 2, 2000.

                              COSTS OF SOLICITATION

         The entire cost of soliciting proxies will be borne by Comtrex. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses may be made. Proxies may be solicited in person or by telephone or telegraph by directors, officers or regular employees of Comtrex, none of whom will receive additional compensation therefor.

                      MANNER IN WHICH PROXIES WILL BE VOTED

         All properly executed proxies received by the Board of Directors will be voted. The Board proposes to vote all such proxies, unless otherwise directed, for the election of the above nominees to the Board of Directors, for adoption of the Company's 1999 Stock Option Plan, and for the proposed amendment of the Company's Certificate of Incorporation. The Board knows of no other matters which may be presented for action at the meeting. However, if any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment on such matter.

         Stockholders are urged to vote, sign and return the enclosed form of proxy promptly in the enclosed envelope.
                                            By Order of the Board of Directors,


                                            ANTHONY S. MALADRA

July 15, 1999

                                    EXHIBIT A
                                    ---------

                           COMTREX SYSTEMS CORPORATION

                             1999 STOCK OPTION PLAN


1.       Purpose

         The purpose of the 1999 Stock Option Plan (referred to herein as the "Plan") of Comtrex Systems Corporation (the "Company") is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its Affiliates (as such term is defined hereinafter) may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its Affiliates to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its Affiliates. For purposes of this Plan, the term "Affiliate" shall mean any "parent" or "subsidiary" corporation of the Company, as each such term is defined in Section 424 of the Internal Revenue Code of 1986, as amended (hereinafter the "Code").


2.       Administration

         (a) The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. Membership on the Committee shall in any event be limited to those members of the Board who are "Non-Employee Directors" as defined in the regulations promulgated by the Securities Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors, may make such rules or regulations for the conduct of its business as it shall deem advisable. The majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by written instrument signed by a majority of the members of the Committee, and an action so taken shall be fully effective as if it had been taken by a vote of the majority of the members of the Committee at a meeting duly called and held.

         (b) The Committee shall have the power to select optionees, to establish the number of shares and other terms applicable to each option granted pursuant to the Plan, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan. All power and authority granted hereunder to the Committee may, at the discretion of the Board of Directors, be exercised by the Board.

         (c) The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option granted pursuant thereto.


3.       Eligibility; Grant of Options

         (a) Participants. The persons who shall be eligible to participate in this Plan and receive options hereunder shall be the Company's and each Affiliate's directors and such employees and other individuals who provide services to or otherwise have a relationship with the Company or any Affiliate as the Committee shall from time to time determine to be key individuals to the success of the Company or its Affiliates.

         (b) Discretionary Grants. The Committee shall from time to time authorize the grant of options pursuant to this Plan to one or more persons eligible to participate in the Plan, and each such option grant shall be on such terms and conditions, consistent with this Plan, as may be specified by the Committee; provided that directors of the Company or any Affiliate (other than directors who are full-time employees of the Company or any of Affiliate) shall not be granted any options pursuant to this Plan except as otherwise provided in subparagraph 3(c) below.

         (c) Fixed Grants to Directors. Each individual who is a member of the Company's Board of Directors on July 1 of each calendar year, commencing on July 1, 2000, shall automatically be granted a Non-Qualifying Option (as such term is defined hereinafter) to acquire 2,000 shares of the Common Stock of the Company at an exercise price equal to the lowest reported bid price for the Common Stock during the four (4) week period immediately preceding the date of the grant. Such options shall expire five (5) years from the date of grant unless terminated as provided herein, and otherwise shall be on such terms and provisions as are specified in paragraph 6 below.


4.       Allotment of Shares

         A maximum of Two Hundred Thousand (200,000) authorized but unissued shares of the Common Stock, $0.001 par value, of the Company will be allotted to the Plan, provided that the number of options that may be granted to any employee under the Plan shall be reasonable in relation to the purpose of the Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-optioned under the Plan. The Company shall not be required upon the exercise of any option to issue or deliver any shares of stock prior to the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or desirable.

5.       Effective Date and Term of Plan

         The effective date of the Plan is July 1, 1999. The Plan shall terminate on June 30, 2009, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any option theretofore granted under the Plan.

6.       Terms and Conditions

         A.       All Options

                  Stock options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Nothing in this Plan or any option granted hereunder shall govern the employment rights and duties between the optionee and the Company or any Affiliate. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The following shall also apply to all options granted under the Plan:

                  (i)      Time of Exercise of Option

                  Except as otherwise set forth herein, the Committee shall establish the option period and time or times within the option period when the stock option may be exercised in whole or in such parts as may be specified from time to time by the Committee. Each non-qualified stock option granted to directors pursuant to subparagraph 3(c) hereof shall be exercisable in full one (1) year after the date of grant. No other option granted pursuant to this Plan shall be exercisable until after the expiration of six (6) months from the date of grant. With respect to an optionee whose employment with the Company is about to terminate (for whatever reason), the Committee may in its discretion accelerate the time or times when any particular stock option held by said optionee may be so exercised so that such time or times are earlier than those originally provided in said option. In all cases exercise of a stock option granted to an employee or a Director shall be subject to the provisions of subparagraphs 6(A)(iv) and 6(A)(v), respectively.

                  (ii)     Payment and Manner of Exercise

                  The entire option price shall be paid at the time the option is exercised. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by: (1) certified or official bank check or the equivalent thereof acceptable to Company;
         (2) by tendering to the Company shares of Common Stock, or requesting the Company to accept shares to be acquired by exercising the option, having an aggregate fair market value, determined by the Company at the date of payment, equal to the option price; or (3) any combination of the foregoing. Upon exercise, the Company shall deliver to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such periods as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable upon exercise of the options. If the optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee's payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

                  (iii)    Non-Transferability of Option

                  An option, by its terms, shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution.

                  (iv)     Rights after Termination of Employment

                  In the event of termination of an optionee's employment due to any cause other than death or disability, the right to exercise any stock option granted pursuant to the Plan shall terminate three (3) months following cessation of employment. In the event of termination of an optionee's employment due to permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or death, such optionee (or the executor, administrator or devisee of the optionee) shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one (1) year after cessation of employment by reason of such disability or death.

                  (v)      Effect of Termination of Directorship

                  In the event of the termination of an optionee's service as a Director of the Company due to any cause other than death or permanent and total disability, then the right to exercise any stock option grant pursuant to the Plan shall terminate three (3) months following the date on which such optionee's service as a Director of the Company terminates. In the event of the termination of a Director's service due to permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or death, such optionee (or the executor, administrator or devisee of the optionee) shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one (1) year after cessation of service as a Director of the Company by reason of such disability or death.

                  (vi) Adjustment in Event of Recapitalization of the Company

                  The aggregate number of shares of Common Stock for which options may be granted to persons participating under the Plan, the number of shares covered by each outstanding option and the exercise price per share for each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares affected without the receipt of consideration by the Company; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated; and provided further, that any such adjustment shall be made in a manner so as not to constitute a modification as defined in Section 424(h)(3) of the Code.

                  (vii)    Adjustment of Options upon Reorganization

                           (a) If the Company shall at any time merge or
                  consolidate with or into another corporation or entity and (1) the Company is not the surviving entity or (2) the Company is the surviving entity and the shareholders of Company Common Stock are required to exchange their shares for property and/or securities, the holder of each option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such option, provided, however, that under no circumstances shall any option exercise date be accelerated in contemplation of such action. The sale of all or substantially all of the assets of the Company for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. Notwithstanding any of the foregoing, the provisions of this Section 6(A)(vii) shall be subject to all of the other applicable terms and provisions of this Plan.

                           (b) The surviving entity in any reorganization may,
                  at any time, in its sole discretion, tender substitute options as it may deem appropriate. However, in no event may the substituted options entitle the optionee to any fewer shares (or at any greater aggregate price) or any less other property than the optionee would be entitled to under the immediately preceding paragraph upon an exercise of the options held prior to the substitution of the new option. Any substitution made under this paragraph shall be made in a manner so as not to constitute a modification as defined in Section 424(h)(3) of the Code.

                           (c) With respect to options to acquire stock of any
                  Affiliate of optionee's then present employer, if optionee's then present employer ceases to be affiliated with the Company, then the Company shall give the optionee written notice of such fact within thirty (30) days after the date on which optionee's employer ceases to be an Affiliate and the option shall expire and terminate within thirty (30) days after the receipt of such notice by optionee.

         B.       Non-Qualified Stock Options

                  The Committee may, in its discretion, grant options under the Plan which, in whole or in part, do not qualify as incentive stock options under
Section 422 of the Code ("Non-Qualifying Options"). The terms and conditions of the Non-Qualifying Options shall be governed by Section 6A above.

         C.       Incentive Stock Options

                  The Committee may, in its discretion, grant options under the Plan which qualify, in whole or in part, as incentive stock options under
Section 422 of the Code. In addition to the terms and conditions set forth in
Section 6A above, the following terms and conditions shall govern any incentive stock option issued under the Plan:

                  (i)      Maximum Fair Market Value of Incentive Stock Options

                  No optionee may have incentive stock options which become exercisable for the first time in any calendar year (under all incentive stock option plans of the Company and its subsidiary corporations) with an aggregate fair market value (determined as of the time such option is granted) in excess of One Hundred Thousand Dollars ($100,000).

                  (ii)     Option Price

                  The option price per share for each incentive stock option shall be 100% of the fair market value of the Common Stock on the date the option is granted; except, in the case of the grant to an optionee who owns Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value shall be determined as prescribed by the Code and regulations promulgated thereunder.

                  (iii)    Period of Option

                  Each incentive stock option shall expire ten (10) years from the date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an incentive stock option to an optionee who owns Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall not be exercisable after the expiration of five (5) years from the date it is granted.

                  (iv)     Eligible Participants

                  Incentive stock options may be issued only to employees of the Company or its parent or subsidiary corporation or corporations.


7.       Amendment of Plan

         The Board, within its discretion, shall have authority to amend the Plan and the terms of any option issued hereunder; provided, that no such action of the Board of Directors, without the approval of the Shareholders of the Company, shall:

                  (a) materially increase the benefits accruing to optionees under the Plan;

                  (b) increase the number of securities which may be issued under the Plan; or

                  (c) materially modify the requirements as to eligibility for participation under the Plan.

                           COMTREX SYSTEMS CORPORATION

               Proxy Solicited on Behalf of the Board of Directors


The undersigned hereby appoints JEFFREY C. RICE, with full power of substitution, the proxy of the undersigned (the "Proxy") to represent the undersigned at the Annual Meeting of Stockholders of Comtrex Systems Corporation (the "Company") to be held on Thursday, August 12, 1999, or any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present:

(1) Election of Directors

             FOR the nominees                                WITHHOLD AUTHORITY
             listed below                                    to vote for the
             (except as marked                               nominees listed
             to the contrary below)  /__/                    below /__/

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

       Sidney Dworkin   Larry Irwin   Nathan I. Lipson   Anthony S. Maladra
                   Jeffrey C. Rice   Steven D. Roberts   Alan G. Schwartz

(2)  Proposal to adopt the Comtrex Systems Corporation 1999 Stock Option Plan

         _________  For           _________ Against         _________ Abstain

(3) Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share, from 5,000,000 to 10,000,000

         _________ For            _________ Against         _________ Abstain

(4) In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the shares represented hereby will be voted FOR the election of the nominees listed above, FOR the adoption of the 1999 Stock Option Plan, FOR the proposed amendment of the Company's Certificate of Incorporation, and as the Proxy deems advisable on such other matters as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted.
                            MARK HERE FOR ADDRESS CHANGE
                            AND NOTE AT LEFT                   /___/
                            MARK HERE IF YOU PLAN TO
                            ATTEND THE MEETING                 /___/

Whether or not you plan to attend the meeting in person, you are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.

                                        ------------------------------

                                        ------------------------------
                                        Signature(s) of Stockholder(s)


When signing the proxy, please date it and take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

                                                Dated:  ________________, 1999